Exhibit 10.48
MERCURIA
ENERGY TRADING PTE LTD

CONTRACT DATE: JUNE 27, 2013 REF NO.:

MESSERS.NINGBO KEYUAN PLASTICS CO., LTD.

FUEL OIL PURCHASE AND SALES CONTRACT

THIS IS TO CONFIRM YOUR  PURCHASE  AND OUR SALES OF FUEL OIL  CARGO  UNDER THE FOLLOWING TERMS AND CONDITIONS.

1. SELLER	MERCURTA ENERGY TRADING PTE LTD
9 RAFFLES PLACE 59TH FLOOR REPUBLIC PLAZA SINGAPORE 048619

2. BUYER (RECEIVER):	NINGBO KEYUAN PLASTICS CO., LTD. QINGZHI, BElLUN DISTRICT, NINGBO, ZHEJIANG PROVINCE CHINA

3. COMMODITY:	FUEL OIL

4. QUANTITY:	4,000MT +/-5% AT SELLER'S OPTION

ITEM	LIMIT

5. QUALITY:	TO MEET FOLLOWING GUARANTEE SPEC

DENSITY AT 15DEG C, KGIL	MAX 0.9425	ASTMD1298
VISCOSITY, KINEMATIC AT 50 DEG C, CST	MAX 220	ASTMD445
VISCOSITY, KINEMATIC AT 100 DEG C, CST	MAX 30	ASTMD445
FLASH POINT, PMCC DEG C	MIN 66	ASTM D93
POUR POINT, DEG C	MAX30	ASTMD97
SULPHUR CONTENT, %\VT	MAX 1.25	ASTMD4294
CCR,%WT	MAX6.30	ASTMD189
SEDIMENTS BY EXTRACTION, WT%	MAXO.S	ASTMD473

6. DELIVERY

DES ONE SAFE  PORT I BERTH, ZHOUSHAN, CHINA DURING JULY 1ST  - JULY 10TH, 2013.

7. PRICE

DES ONE SAFE PORT I BERTH, ZHOUSHAN, CHINA BASED ON THE CERTIFICATE OF WEIGHT ISSUED BY CIQ AT ZHOUSHAN, CHINA.

THE UNIT PRICE DES ONE SAFE BERTH/PORT ZHOUSHAN, CHINA BASED ON THE CERTIFICATE OF WEIGHT ISSUED BY CIQ AT ZHOUSHAN, CHINA IN US DOLLARS PER METRIC TON SHALL BE USD 723.499 USD/MT (US DOLLARS SEVEN TWO THREE POINT FOUR NINE NINE METRIC TON) FIX AND FLAT.

8. PAYMENT:

IN U.S. DOLLARS BASED ON THE CERTIFICATE OF WEIGHT ISSUED BY CIQ AT ZHOUSHAN, CHINA. BY L/C 30 DAYS FROM CARGO RELEASE DATE AT ZHOUSHAN (CARGO RELEASE DATE COUNTS AS DAY ONE) AGAINST SELLER'S COMMERCIAL INVOICE AND ANY OTHER DOCUMENTS REQUIRED IN L/C.

IN THE  EVENT SHIPPING  DOCUMENTS REQUIRED IN SELLER'S  LC FORMAT IS TEMPORARILY NOT AVAILABLE WHEN PAYMENT IS DUE, BUYER SHALL MAKE PAYMENT AGAINST SELLER'S INVOICE AND LOI.

BUYER SHALL OPEN THE IRREVOCABLE LETTER OF CREDIT IN A FORMAT ACCEPTABLE TO SELLER BY THE FIRST CLASS INTERNATIONAL BANK ACCEPTABLE TO SELLER BEFORE JULY 1ST, 2013 IN CASE THE ISSUING BANK OF THE LETTER OF CREDIT CAN NOT BE ACCEPTED BY SELLER, SELLER HAS THE RIGHT TO REQUIRE BUYER TO ADD CONFIRMATION TO THE LETTER OF CREDIT, AND SUCH CONFIRMATION CHARGES IS ON BUYER'S ACCOUNT.

WITHOUT PREJUDICE TO THE ABOVE, SELLER SHALL BE UNDER NO OBLIGATION TO DELIVER OR DISCHARGE THE GOODS HEREUNDER UNLESS OR UNTIL A COMPLIANT L/C IS IN PLACE AND IN GOOD CASHABLE ORDER. IN THE EVENT OF ANY DELAY BY BUYER THE TIME FOR SELLER TO DELIVER SHALL, WHERE APPROPRIATE, BE EXTENDED ACCORDINGLY. AND LOSS OR DELAY ARISING AS A RESULT SHALL BE FOR BUYER'S ACCOUNT.

IF PAYMENT DUE DATE FALLS ON SATURDAY OR ANY OTHER BANKING HOLIDAYS THAN MONDAY IN NEW YORK, THEN PAYMENT SHALL BE MADE ON THE IMMEDIATE PRECEDING BANKING DAY BEFORE THE DUE DATE.

IF PAYMENT DUE DATE FALLS ON SUNDAY OR MONDAY BANKING HOLIDAY IN NEW YORK, PAYMENT SHALL BE MADE ON THE IMMEDIATE FOLLOWING BANKING DAY AFTER DUE DATE.

9. QUANTITY AND QUALITY DETERMINATION:

QUALITY SHALL BE FINAL AND BINDING ON BOTH PARTIES BY MUTUALLY AGREED INDEPENDENT INSPECTOR'S FINDING AT LOADING PORT WHICH PATROCLUS LOADED AT MUUGA HARBOUR, PORT OF TALLINN SAVE FOR FRAUD OR MANIFEST ERROR. QUANTITY SHALL BE BASED ON THE CERTIFICATE OF WEIGHT ISSUED BY CIQ AT ZHOUSHAN, CHINA. INSPECTION FEE AT LOAD PORT SHALL BE ON SELLER'S ACCOUNT. INSPECTION FEE AT DISCHARGE PORT SHALL BE ON BUYER'S ACCOUNT.

10. TITLE AND RISK:

TITLE TO AND RISK OF LOSS OF THE OIL SHALL PASS FROM SELLER TO BUYER WHEN THE OIL PASSES THE PERMANENT FLANGE CONNECTION OF THE SHORE TANK AT SJNOCHEM XINGZHONG OIL STAGING (ZHOUSHAN) CO., LTD'S TANKS.

11.  LAW& ARBITRATION:

THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF ENGLAND. ANY DISPUTE, CONTROVERSY OR CLAIM SHALL BE REFERRED TO AND FINALLY RESOLVED IN ARBITRATION IN SINGAPORE UNDER SINGAPORE ARBITRATION CENTRE RULES.

PROVISIONS OF THE U.N.CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS OF 1980 SHALL NOT APPLY.

12. COMPLIANCE WITH LAWS

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NOTHING IN THE AGREEMENT IS INTENDED, AND NOTHING HEREIN SHOULD BE INTERPRETED OR CONSTRUED, TO INDUCE OR REQUIRE EITHER PARTY HERETO TO ACT IN ANY MANNER (INCLUDING FAILING TO TAKE ANY ACTIONS IN CONNECTION WITH A TRANSACTION) WHICH IS INCONSISTENT WITH, PENALIZED OR PROHIBITED BY (1) INTERNATIONAL SANCTION LAWS ISSUED BY THE UNITED NATIONS, (II) ANY LAWS RELATING TO TRADE CONTROLS, EXPORT CONTROLS, EMBARGOES OR INTERNATIONAL BOYCOTTS OF ANY TYPE APPLICABLE TO A PARTY (TOGETHER "SANCTIONS LAWS,").

IN ADDITION EACH PARTY HEREBY ALSO REPRESENTS, WARRANTS, AND COVENANTS THAT, WITH RESPECT TO ANY ACTIVITIES UNDERTAKEN IN CONNECTION WITH THIS AGREEMENT OR TRANSACTIONS CONTEMPLATED, IT HAS NOT VIOLATED OR FAILED, OR WILL VIOLATE OR FAIL, TO COMPLY WITH ANY OF THE SANCTIONS LAWS.

IF A PARTY BREACHES ANY OF ITS OBLIGATIONS UNDER THIS CLAUSE, THE OTHER PARTY SHALL HAVE THE RIGHT OF UNILATERAL FULL OR PARTIAL TERMINATION OR SUSPENSION OF THE AGREEMENT BY WRITTEN NOTICE TO THE OTHER PARTY AND NO LIABILITY WILL BE APPLIED TO THE TERMINATING PARTY FOR SUCH EARLY TERMINATION AND/OR SUSPENSION OF THE AGREEMENT. THE PARTY IN BREACH OF ITS OBLIGATIONS SHALL BE LIABLE FOR ANY LOSSES AND DAMAGES SUFFERED BY THE OTHER PARTY AS A RESULT THEREOF.

13. FORCE MAJEURE:

NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER PARTY FOR DAMAGES OR OTHERWISE FOR ANY FAILURE OR DELAY TO PERFORM ITS OBLIGATIONS HEREUNDER OTHER THAN ANY OBLIGATION TO MAKE PAYMENT, WHERE SUCH FAILURE OR DELAY IS CAUSED BY FORCE MAJEURE, DUE TO THE OCCURRENCE OF ANY EVENT BEYOND THE REASONABLE CONTROL OF SUCH PARTY AND AFFECTING ITS PERFORMANCE INCLUDING, WITHOUT LIMITATION,

i)	WAR, HOSTILITIES, ACTS OF THE PUBLIC ENEMY OR OF BELLIGERENTS, SABOTAGE, STRIKE, BLOCKADE, REVOLUTION, INSURRECTION, RIOT OR DISORDER;

ii)	EXPROPRIATION, REQUISITION, CONFISCATION, NATIONALISATION OR EMBARGOES BY GOVERNMENTS;

iii)	ACT OF GOD;

iv)	FIRE, FROST, EARTHQUAKE, ATMOSPHERIC DISTURBANCE, STORM, TYPHOON, TORNADO, LIGHTNING, FLOOD, TIDAL WAVE, PERILS OF THE SEA, LANDSLIDE, SOIL EROSION, SUBSIDENCE OR WASHOUT;

v)	ACCIDENTS OF NAVIGATION OR BREAKDOWN OF OR DAMAGE TO VESSELS;

vi)	EPIDEMIC OR QUARANTINE;

vii)	EXPLOSIONS, BREAKAGE OR ACCIDENTS BY FIRE OR OTHERWISE TO PLANTS, STORAGE FACILITIES, PROCESS FACILITIES, INSTALLATIONS, MACHINERY AND EQUIPMENT, OR TO LOADING FACILITIES OR EQUIPMENT;

viii)	ANY OTHER SIMILAR EVENT

HOWEVER, ON THE OCCURRENCE OF ANY EVENT OF FORCE MAJEURE, THE PARTY WHOSE PERFORMANCE IN AFFECTED THEREBY SHALL GIVE NOTICE AND FULL PARTICULARS THEREOF TO THE OTHER PARTY AS SOON AS PRACTICABLE. SHOULD SUCH AN EVENT OF FORCE MAJEURE CONTINUE FOR MORE THAN SIXTY (60) DAYS, THEN EITHER PARTY MAY TERMINATE THIS SALES CONTRACT UNCONDITIONALLY UPON THE WRITTEN NOTICE TO THE OTHER PARTY.

14. ENTIRE AGREEMENT:

THIS SALES CONTRACT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS COMMUNICATIONS OR AGREEMENTS WITH REGARD TO THE SUBJECT MATTER HEREOF.

15. WARRANTIES:

THERE ARE NO GUARANTEES OR WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTANTABILITY, FITNESS OR SUITABILITY OF THE OIL FOR ANY PARTICULAR PURPOSE. THERE ARE NO OTHER ORAL OR WRITTEN GUARANTEE OR WARRANTIES.

16. LIABILITY:

NEITHER THE  SELLER  NOR THE  BUYER SHALL BE LIABLE, WHETHER  IN CONTRACT, TORT  OR OTHERWISE, FOR ANY INDIRECT, CONSEQUENTIAL OR SPECIAL LOSSES, DAMAGES OR EXPENSES OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE OF THIS CONTRACT.

THE SELLER  SHALL IN NO CIRCUMSTANCES BE LIABLE FOR MORE THAN THE DIFFERENCE BETWEEN THE CONTRACT PRlCE AND Tim MARKET PRICE, BASED ON THE NEAREST AVAILABLE MARKET, AT THE DATE OF ANY BREACH OF THIS CONTRACT.

17. CLAIMS:

ANY CLAIM BY THE BUYER OF WHATEVER NATURE ARISING UNDER THIS CONTRACT SHALL BE MADE WITHIN SIXTY (60) DAYS AFTER ARRIVAL OF THE COMMODITY AT THE PORT OF DESTINATION. UNLESS FULL WRITTEN NOTICE OF THE BUYER'S CLAIM, ACCOMPANIED BY SWORN SURVEYOR'S REPORTS WHEN THE QUALITY OR QUANTITY OF THE COMMODITY IS IN DISPUTE, SHALL ARRIVE AT THE SELLER'S OFFICE DURING SUCH THIRTY (30) DAY PERIOD, THE BUYER WILL BE DEEMED TO HAVE WAIVED SUCH CLAIM.

IN THE EVENT OF A BREACH OF THIS CONTRACT BY THE SELLER, THE BUYER'S EXCLUSIVE REMEDY AND THE SELLER'S LIMIT OF LIABILITY SHALL BE FOR THE ACTUAL DAMAGES DIRECTLY SUSTAINED BY THE BUYER FROM SUCH BREACH, WHICH SHALL IN NO EVENT EXCEED THE PRICE SPECIFIED HEREIN OF THE PARTICULAR COMMODITY WITH RESPECT TO WHICH THE DAMAGES SHALL HAVE OCCURRED.

18. OTHER TERMS AND CONDITIONS:

INCOTERMS 2000 FOR DES SALES.

19. CONFIDENTIALITY:

THIS TRANSACTION SHALL BE KEPT STRICTLY PRIVATE AND CONFIDENTIAL.

PLEASE CONFIRM THAT ABOVE TERMS AND CONDITIONS TRULY REFLECT THE MUTUAL UNDERSTANDING BETWEEN SELLER AND BUYER.

ABSENCE OF YOUR CONFIRMATION WITHIN MAXIMUM OF YOUR BUSINESS DAYS SHALL BE CONSTRUED AS YOUR ACCEPTANCE OF FOREGOING TERMS AND CONDITIONS.

WE THANK YOU AGAIN FOR CONCLUDING THE BUSINESS AT THIS TIME AND WE ARE LOOKING FORWARD TO HAVING THE NEXT BUSINESS OPPORTUNITY IN NEAR FUTURE.

(seal of) MERCURIA ENERGY TRADING PTE LTD

FOR AND ON BEHALF OF

MERCURlA ENERGY TRADING PTE LTD